UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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AMENDED CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2022
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.
This Amendment to Current Report on Form 8-K (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Sotera Health Company (the “Company”) with the United States Securities and Exchange Commission on January 11, 2022 (the “Original Form 8-K”). The Company is filing this Amendment solely to correct a typographical error in the Company's J.P. Morgan Healthcare Conference slide presentation (the “Presentation”) related to adjusted EBITDA for the twelve months ended September 30, 2021 (“9/30/2021 LTM EBITDA”). Due to a typographical error, slide 13 of the Presentation in the Original Form 8-K, stated 9/30/2021 LTM EBITDA as $497 million, which slide is corrected in this Amendment to $470 million. 9/30/2021 LTM EBITDA was correctly stated as $470 million in the financial tables included in the appendix of Presentation furnished with the Original Form 8-K.
Item 7.01. Regulation FD Disclosure.
J.P. Morgan Healthcare Conference Presentation
As previously announced, Michael B. Petras, Jr., Chairman and CEO of the Company, delivered a business update at the 40th Annual J.P. Morgan Healthcare Conference on January 11, 2022 at 7:30 a.m. Eastern. A copy of the Presentation is attached hereto as Exhibit 99.1. The Presentation, and a link to the live presentation or a replay of the webcast of the presentation, may also be accessed via the Investor Relations section of the Company's website.
The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Sotera Health Company Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: January 11, 2022	By:	/s/ Scott J. Leffler
Scott J. Leffler
Chief Financial Officer and Treasurer